Solo Brands Receives Continued Listing Standard Notice from NYSE

Notice Has No Immediate Impact on the Listing or Trading of Solo Brands’ Class A Common Stock

GRAPEVINE, Texas – February 27, 2025 – Solo Brands, Inc. (NYSE: DTC) (the “Company”) today announced that on February 25, 2025, the Company received notice from the New York Stock Exchange (the “NYSE”) that it was not in compliance with the NYSE’s continued listing standards as a result of the average closing price of the Company’s Class A common stock being less than $1.00 per share over a consecutive 30 trading-day period.

In accordance with the NYSE rules, the Company has a period of six months following receipt of the NYSE notice to regain compliance with the minimum share price requirement. The NYSE rules require the Company to notify the NYSE within 10 business days of receiving the NYSE notice of its intent to cure this deficiency, which may include, if necessary, effecting a reverse stock split, subject to approval by the Board of Directors and stockholders of the Company.

Under the NYSE rules, the Company’s Class A common stock will continue to be listed and traded on the NYSE during the cure period, subject to the Company’s compliance with other continued listing requirements. The Company can regain compliance at any time during the cure period if on the last trading day of any calendar month during the cure period, its Class A common stock has a closing share price of at least $1.00 and an average closing share price of at least $1.00 over the 30 trading-day period ending on the last trading day of that month.

The NYSE notice does not affect the Company’s business operations or its reporting obligations with the Securities and Exchange Commission, nor does it trigger any violation of its debt obligations.

About Solo Brands

Solo Brands, headquartered in Grapevine, TX, is a leading portfolio of lifestyle brands that are redefining the outdoor and apparel industries. Leveraging e-commerce, strategic retail relationships and physical retail stores, Solo Brands offers innovative products to consumers through its lifestyle brands – Solo Stove, Chubbies, ISLE and Oru. For more information, visit www.solobrands.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements regarding the Company’s plans with respect to the NYSE notice of non-compliance, including a potential reverse stock split. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions. These statements are neither promises nor guarantees, and involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: reactions from our employees, vendors, customers, lenders and investors to the Company’s receipt of the NYSE notice of non-compliance, the Company’s ability to regain compliance with the minimum share price requirement within the applicable cure period; the Company’s ability to comply with other NYSE listing standards and maintain the listing of its common stock on the NYSE; the impact of management transitions on our common stock; our ability to manage our future growth effectively; our ability to expand into additional markets; our ability to maintain and strengthen our brand to generate and maintain ongoing demand for our products; our ability to cost-effectively attract new customers and retain our existing customers; the highly competitive market in which we operate; and the ability of our stockholders to influence corporate matters. These and other important factors discussed under the caption "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2023, as amended by Amendment No. 1 on Form 10-K/A, and any subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, or other filings we make with the Securities and Exchange Commission could cause actual results to differ materially from those indicated by the forward-looking statements made in this press release. Forward-looking statements speak only as of the date the statements are made and are based on information available to Solo Brands at the time those statements are made and/or management's good faith belief as of that time with respect to future events. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Contacts
Company Contact:
Solo Brands, Inc.
Mark Anderson
Sr. Director, Treasury & Investor Relations
investors@solobrands.com

Investor Relations Contact:
Three Part Advisors, LLC
Sandy Martin or Steven Hooser
214-616-2207